UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 4.01 Changes in Registrant’s Certifying Accountant.

After a detailed and careful review of our company’s audit needs, on August 28, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of Venator Materials PLC (the “Company”) approved the engagement of Deloitte & Touche LLP, the US member firm of the Deloitte network (“Deloitte US”), as its independent registered public accounting firm for the year ending December 31, 2020, Accordingly, on August 28, 2020, the Audit Committee recommended and approved the dismissal of Deloitte LLP, the UK member firm of the Deloitte network (“Deloitte UK”), as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The audit reports of Deloitte UK on the Company’s consolidated financial statements for the years ended December 31, 2019 and 2018 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2019 and 2018, and through the date of this report, (i) the Company has not had any disagreements with Deloitte UK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte UK, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s consolidated financial statements for such periods, and (ii) there was no reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Deloitte US participated in a portion of the audit of the Company’s consolidated financial statements for the years ended December 31, 2019 and 2018. During the fiscal years ended December 31, 2019 and 2018, and through the date of this report, other than in the normal course of the audit, neither the Company nor anyone on its behalf consulted with Deloitte US regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte US concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte UK with a copy of this disclosure before filing it with the SEC. The Company requested that Deloitte UK provide it with a letter addressed to the SEC stating whether or not it agrees with the statements above concerning Deloitte UK. A copy of this letter, dated September 2, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits
16.1	Letter of Deloitte LLP dated September 2, 2020.
104	Cover Page Interactive Data file (formatted in Inline XBRL and embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: September 2, 2020